UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2018

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 25, 2018, CBS Corporation (the “Company” or “CBS”) announced that Bruce S. Gordon, the Company’s lead independent director, and William S. Cohen have decided to resign from the CBS Board of Directors (the “Board”) to focus on other personal and professional priorities. The resignations are effective September 23, 2018. The Company also announced that the Board has unanimously approved the appointment of Richard D. Parsons as Interim Chairman of the Board, which was recommended by the Board’s Nominating and Governance Committee.

A copy of the Company’s press release announcing the foregoing is filed herewith as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following Exhibit is filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99	Press Release of CBS Corporation dated September 25, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION
(Registrant)

By:	/s/ Lawrence P. Tu
Name: Lawrence P. Tu
Title: Senior Executive Vice President
and Chief Legal Officer

Date: September 27, 2018

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